Unleash Time2seventy bio company presentation May 2024

2 Cautionary note regarding forward-looking statements strategies, timelines and expectations with respect to the development and commercialization of Abecma Abecma; the progress and results of our commercialization of Abecma, including our goal of increasing manufacturing capacity and improving the manufacturing process and the number of patients that are expected to be treated with Abecma in the commercial setting and potential late line global revenue for Abecma; anticipated revenues resulting from sales of Abecma; statements about the efficacy and perceived therapeutic benefits of Abecma; and expectations regarding our use of capital, expenses and other future financial results, including our net cash spend and cash runway. Any forward-looking statements in this presentation are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, the risk that the market opportunities for our approved product or any future approved product are smaller than we believe they are; the risk that BMS, upon whom we rely for the successful development and commercialization of Abecma does not devote sufficient resources thereto, is unsuccessful in its efforts, or chooses to terminate its agreements with us; the risk that we and/or BMS or our third party vendors will be unable to increase manufacturing and supply capacity for Abecma; the risk that Abecma will not be as commercially successful as we may anticipate; and the risk that we are unable to manage our operating expenses or cash use for operations. For a discussion of other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the with the Securities and Exchange Commission in the future. All information in this presentation is as of the date of the release, and 2seventy bio undertakes no duty to update this presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company. The information contained herein is for informational purpose, and expressed or implied, as to the accuracy or completeness of this presentation or any of the information contained herein, or any other written or oral communication transmitted or liability based, in whole or in part, on the presentation or any information contained herein or any other written or oral communication transmitted or made available to you or your affiliates or representatives, including, without limitation, with respect to errors therein or omissions therefrom.

Unlocking Abecma Value in 2024 3 Abecma opportunity to see sustainable growth Strong cash and path to profitability Lean, fit-for-purpose structure First-in-class CAR T treatment for 3L+ r/r multiple myeloma $358M total US commercial revenue in 2023; $52M in 1Q24 1 month into the launch of Abecma in earlier lines, in partnership with BMS FDA approval in April in 3L+ setting, supported by robust KarMMa-3 ph. 3 data ~$181M cash balance as of March 31; runway beyond 2027 Tuned organization with sole focus on Abecma growth Additional studies ongoing to investigate potential for Abecma in front-line setting Recent strategic re-alignment generates cost savings of ~$150 million in 2024 and ~$200 million in 2025 Streamlined cost structure and financial profile

Regeneron asset purchase agreement and strategic realignment Closed April 2024 4 Completed asset purchase agreement with Regeneron: sold oncology and autoimmune research and development programs 2seventy focused exclusively on development and commercialization of Abecma, creating path to financial sustainability New company structure and leadership aligns with go-forward business needs; streamlined team of ~60-70 employees including Quality and small G&A group Transaction maximizes value for shareholders and best positions assets to deliver for patients

Abecma Poised for a Comeback 5 Reset and Return to Growth Prepared to meet demand in 3L+ Educate on competitive efficacy and safety profile with 3L+ label and RWE Educate on treatment sequencing and the importance of bridging Long Term Future Potential approval in NDMM following completion of KarMMa- 9 study Build on 7+ years of RWE to solidify Abecma MM treatment landscape Build on growth in 3L+ setting Growing body of RWE reinforcing Abecma Execute KarMMa-9 study in NDMM Today 2025-2027

6 KarMMa-3 supports the totality of Abecma profile in a population of patients with high unmet need Abecma is now available for the treatment of adult patients with relapsed or refractory multiple myeloma earlier in their treatment journey SUPERIOR EFFICACY VS. STANDARD REGIMENS 3x longer mPFS 1 20.7-mos mPFS in bridged patients with reduced tumor burden1 ESTABLISHED SAFETY PROFILE Generally predictable CRS & NT No parkinsonism or Guillain-Barre syndrome in registration trials2 RELIABLE MANUFACTURING Unlimited slot availability Highest number of locations 94% US commercial manufacturing success rate 1While in an unpowered subgroup where these findings should be interpreted with caution 2Grade 3 myelitis and Grade 3 parkinsonism have occurred after treatment with Abecma in another study in multiple myeloma

Abecma real world experience shows consistent outcomes with the KarMMa pivotal study despite sicker patient population



Abecma best overall responses from KarMMa trial and RWE studies with N>100*
ORR: 73%
33
20
20
KarMMa (n=128)
ORR: 84%
42
20
22
11 US centers (n=159)
ORR: 73%
25
31
17
CIBMTR database (n=603)
ORR: 88%
47
26
15
11 French centers (n=134)
PR
VGPR
CR/sCR

- **Several large global studies show *Abecma* efficacy in the real world is consistent or better than the KarMMa study**
- **Many RWE patients across all studies would not have met the eligibility criteria for KarMMa**
- **Safety data similar to KarMMa with no new safety signals; limited Parkinsonism and Guillain-Barre and low non-relapse mortality***

2seventybio

Hansen et al, J Clin Oncol (2023), Sidana et al, oral presentation 1027 ASH 2023; Cayla et al, abstract 2139 ASH 2023

*Source: FAERS database. RWD analyses are observational in nature and reflect data outside of the controlled clinical trial setting. These analyses are not tested for statistical significance and are not intended to be compared to clinical trial data

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KarMMa-3 and planned KarMMa-9 front-line study have the potential to drive label expansion into broad U.S. market opportunity 8 Addressable U.S. Patients on Abecma label over time M ul tip le M ye lo m a Total Addressable U.S. Patient Population: ~21,000 2021 2024 2028+ 0 5,000 10,000 15,000 20,000 25,000 ~4,000 ~12,000 ~5,000 KarMMa: initial approval in 2021 based off study in late-line patients KarMMa-9: front line setting phase 3 study underway KarMMa-3: approval in April 2024; launch underway

Key questions on Abecma in earlier lines 9 What is the potential profile of Abecma in front line? What did we learn from KarMMa-3 in terms of OS? What does this mean for Abecma in the 3L+ commercial setting? What are you doing to shift the dynamics in the market? KarMMa-2c data demonstrate potential of Abecma to deliver frequent, deep and durable responses in patients with inadequate response to front After median follow-up of 39.4 months, all patients who received maintenance with lenalidomide are still in response. OS confounded by patient-centric design which allowed for crossover. Imbalance in early deaths driven by patients untreated with ide-cel. No difference between Abecma and SOC in ITT; when adjusted for crossover, OS favors Abecma arm 3x mPFS benefit over standard of care in heavily pretreated, triple class exposed* patient population Importance of bridging therapy, especially in high-risk patients Educating market on competitive profile BMS driving education on K3 label including patient population, real world evidence, treatment sequencing and use of bridging *Patients who received an immunomodulatory agent, a PI, and an anti-monoclonal antibody

KarMMa-2c 10

➤ KarMMa-2 cohort 2c

KarMMa-2c: Deepened responses in patients with inadequate response to frontline ASCT (<VGPR)


No lenalidomide maintenance
Lenalidomide maintenance
M2D1
M4D1
M6D1
M8D1
M10D1
M12D1
M14D1
M16D1
M18D1
M20D1
M22D1
M24D1
M26D1
M28D1
M30D1
M32D1
M34D1
M36D1
M38D1
M40D1
M42D1
M44D1
M46D1
M48D1
DAYS ON STUDY
CR/sCR
VGPR
PR
MINIMAL RESPONSE
STABLE DISEASE
PD
LEN Maintenance
Ongoing

The bar starts at month 2, day 1 (equivalent to 1 month post ide-cel infusion) and continues to later of last response assessment date or data cutoff date (May 3, 2023). Response was defined as ≥ PR based on IMWG criteria by investigator assessment.
D, day; LEN, lenalidomide; M, month.

2seventybio

Rodríguez-Otero P, et al. ASH 2023 Abstract 1028

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KarMMa-2c: deep and durables responses in suboptimal ASCT responders support KarMMa-9 design KarMMa-2c data support conviction in transformative potential of Abecma in front-line setting 12 With a median follow-up of 39.4 months, the ORR in patients treated with Abecma (n=31) was 87.1% (95% CI: 70.2-96.4), CRR: 77.4% (95% CI: 58.9-90.4). No progressive disease (PD) events occurred in patients who received maintenance KarMMa-9: seeks to improve upon the SoC in transplant eligible NDMM ASCT is SoC in NDMM transplant eligible patients, however high unmet need of up to 50- 60% patients <CR after transplant KarMMa-9 will address a unique NDMM segment by adding on to transplant All patients will receive lenalidomide maintenance per protocol Study is open and enrolling

KarMMa-3 13

➤ KarMMa-3 updated analysis

KarMMa-3 study design (NCT03651128)

KarMMa-3

Key inclusion criteria

- 2-4 previous regimens (including an IMiD agent, PI, and daratumumab)
- Refractory to the last regimen

Stratification factors

- Age (< 65 vs ≥ 65 years)
- Number of previous regimens (2 vs 3 or 4)
- High-risk cytogenetics (yes vs no/unknown)


PFS analysis[a]
Leukapheresis
LDC
R 2:1
Ide-cel
n = 254
Optional bridging therapy
(n=212, 83%)
≤ 1 cycle,[b] min 14 days of washout
Single ide-cel infusion
150 to 450 x 10⁶ CAR+ T cells
n = 225
PFS follow-up;
3-month safety follow-up
Survival follow-up
Standard regimens
(DPd, DVd, IRd, Kd, or EPd)
n = 132
Standard regimens
Continuous treatment until PD, unacceptable toxicity or consent withdrawal
n = 126
Ide-cel crossover therapy allowed after confirmed PD (n=74, 56%)

Objectives

Endpoints

Primary endpoints

- PFS by IRC

Key secondary endpoints

- ORR, OS

Other secondary endpoints

- CRR, DOR, MRD negative CR, PFS2
- Safety

29 (11%) patients in the ide-cel arm and 6 (5%) patients in the SoC arm remained untreated

[a]Time from randomization to the first occurrence of disease progression or death from any cause according to IMWG criteria; [b]Up to 1 cycle of DPd, DVd, IRd, Kd, or EPd may be given as bridging
AE, adverse event; DPd, daratumumab/pomalidomide/dexamethasone; DVd, daratumumab/bortezomib/dexamethasone; EPd, elotuzumab/pomalidomide/dexamethasone; IRC, Independent Response Committee; IRd, ixazomib/lenalidomide/dexamethasone; Kd, carfilzomib/dexamethasone; LDC, lymphodepleting chemotherapy; min, minimum; MRD, minimal residual disease; PD, progressive disease; PFS2, progression-free survival on next line of therapy; PROs, patient-reported outcomes; PS, performance status; R, randomization

2seventybio
Rodríguez-Otero P, et al. ASH 2023 Abstract 1028
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Heavily Pretreated, Triple Class Exposed* Patient Population 15 KarMMa-3 updated analysis Characteristic Ide-cel (n = 254) Standard regimens (n = 132) Median (range) age, years Median (range) time from diagnosis to screening, years Previous autologous HSCT 214 (84) 114 (86) R-ISS disease stage I 50 (20) 26 (20) II 150 (59) 82 (62) III 31 (12) 14 (11) EMP 61 (24) 32 (24) High tumor burdena 71 (28) 34 (26) High-risk cytogeneticsb 166 (65) 82 (62) del(17p) 66 (26) 42 (32) t(4;14) 43 (17) 18 (14) t(14;16) 8 (3) 4 (3) 1q gain/amplification 124 (49) 51 (39) Ultra-high risk cytogeneticsc 67 (26) 29 (22) Median (range) time to progression on last prior antimyeloma therapy, months Daratumumab refractory 242 (95) 123 (93) d 164 (65) 89 (67) N Engl J Med Data are n (%) unless otherwise stated. a bIncluded del(17p), t(4;14), t(14;16), or 1q gain/amplification; c d antibody. EMP, extramedullary plasmacytoma; HSCT, hematopoietic stem cell transplantation; R-ISS, revised International Staging System. *Patients who received an immunomodulatory agent, a PI, and an anti-monoclonal antibody

Significant benefit with ide-cel at final PFS analysis (ITT population) 16 KarMMa-3 updated analysis PFS was analyzed in the ITT population of all randomized patients in both arms and included early PFS events occurring between randomization and ide-cel infusion. PFS based on IMWG criteria per IRC. aBased on Kaplan-Meier approach; bStatified HR based on univariate Cox proportional hazard model. CI is two-sided. IMWG, International Myeloma Working Group; mITT, modified intent-to-treat; SE, standard error. N Engl J Med Ide-cel Standard regimens Patients at risk: 41% 19% PF S (% ) 100 80 60 40 20 0 0 3 6 9 12 15 18 21 24 27 30 33 3936 Months since randomization Ide-cel Standard regimens 254 206 177 153 131 111 94 77 54 25 14 7 7 2 132 76 43 34 31 21 18 12 9 6 5 3 2 1 HR 0.49 (95% CI, 0.38 0.63) Hazard ratiob 41% 19% 18-month PFS rate 13.8 months Median PFSa 4.4 months Ide-cel continued to show longer PFS than standard regimens, with a 51% reduction in risk of PD or death, consistent with the KarMMa-3 interim analysis1 With extended follow-up, the safety profile of ide-cel was consistent with prior reports with no new safety signals identified2-4

Ide-cel Standard regimens 100 80 60 40 20 0 10 26 18 11 41 5 Statistically significant, deep and durable responses with ide- cel KarMMa-3 updated analysis Per IMWG criteria. Individual responses may not sum to ORR due to rounding. aOR is for ORR, calculated based on the observed response rate with two-sided Wald CI; bTwo-sided Wald interval; c dPatients with CR or sCR; e sensitivity of 10-5 per IMWG Uniform Response Criteria and as specified by the protocol. 95% CI was calculated using 2-sided Wald interval. OR, odds ratio; NGS, next generation sequencing; PR, partial response; sCR, stringent complete response; VGPR, very good partial response. N Engl J Med 2021;384:705-716. 2. Hansen et al, ASH 2023 Difference in ORR, 29% OR, 3.36a (95% CI, 2.17 5.22)b sCR CR VGPR PR ORR, 42%c (95% CI, 34 51) ORR, 71%c (95% CI, 66 77) Pa tie nt s (% ) Ide-cel (n = 254) Standard regi ens (n = 132) 1 Ide-cel (n = 254) Standard regimens (n = 132) CR rate, % (95% CI)d MRD-negative CR rate, n/N (%) (95% CI)e 57/163 (35) 1/54 (2) Median (95% CI) DOR, months Median PFS2, months 23.5 16.7 HR (95% CI)

Information fraction for OS was 74% (n = 164/222 required events). a bStratified HR is based on the univariate Cox proportional hazards model. CI is 2-sided and calculated by bootstrap method; cTwo-stage Weibull model without recensoring (prespecified analysis). NR, not reached. OS analysis confounded by substantial crossover 18 KarMMa-3 updated analysis 254 240 223 208 190 175 169 161 143 103 75 48 44 30 13 4 0 132 126 118 93 67 50 42 34 21 14 9 8 4 2 1 1 0 254 240 223 208 190 175 169 161 143 103 75 48 44 30 13 4 0 132 128 120 114 103 91 81 75 59 45 32 24 18 11 4 3 0 Sensitivity analysis adjusted for crossoverc O S (% ) 100 80 60 40 20 0 0 3 6 9 12 15 18 21 24 27 30 33 4836 39 42 45 Months since randomization ITT population Ide-cel Standard regimens O S (% ) Months since randomization 100 80 60 40 20 0 0 3 6 9 12 15 18 21 24 27 30 33 4836 39 42 45 Patients at risk Ide-cel Standard regimens 41.4 (30.9-NR) mo Median (95% CI) OSa 23.4 (17.9-NR) mo HR 0.72 (95% CI, 0.49 1.01) Hazard ratiob 37.9 (23.4-NR) mo Median (95% CI) OSa HR 1.01 (95% CI, 0.73 1.40) Hazard ratiob 42% crossed over

Patients who never received ide-cel drive imbalance in early OS events 19 a bIncluded del17p13 (reflective of del[17p]), t(14;16), or t(4;14); cDetermined by the higher randomization, n (%) Ide-cel (n = 254) Standard regimens (n = 132) Patients who died 30 (12) 9 (7) Did not receive study treatment 17 (7) 0 Received study treatment 13 (5) 9 (7) Primary cause of death AEs 8 (3) 3 (2) Myeloma progression 18 (7) 6 (5) Other causesa 4 (2) 0 Ide-cel Standard regimens Baseline characteristic, n (%) months from (n = 30) ITT population (n = 254) months from (n = 9) ITT population (n = 132) R-ISS stage III 9 (30) 31 (12) 2 (22) 14 (11) High-risk cytogenetic abnormalitiesb 21 (70) 107 (42) 6 (67) 61 (46) EMP 12 (40) 61 (24) 3 (33) 32 (24) High tumor burdenc 14 (47) 71 (28) 2 (22) 34 (26)

Suboptimal bridging therapy 20 Cumulative dose during bridging therapy for the ide-cel arm and cycles 1 and 2 for the standard regimens arm was defined as the sum of all doses taken in mg. Dose intensity was defined as the cumulative dose divided by total days. aFor patients in the ide-cel arm, bridging considered in dose intensity calculation. Einsele H et al. IMS 2023. Ide-cel Standard regimens 0% 20% 40% 60% 80% 100% Ide-cel arm (n = 254) (bridging therapy) Standard egimens arm (n = 132) (cycles 1 and 2) 100 80 60 40 20 0 Pa tie nt s (% ) None, 5 Kd, 21 IRd, 15 EPd, 23 DPd, 31 DVd, 5 DPd, 20 DVd, 8 EPd, 24 IRd, 11 Kd, 11 Others, 9 None, 17 Lower use of effective bridging regimens regimens with the most disease burden reduction during bridging therapy1 Lower dose intensity bridging therapy in ide-cel arm 17% had no bridging; median 24 day washout period before ide-cel Median (range) time without therapy within first 60 days

Trend of OS benefit with ide-cel among treated patients 21 KarMMa-3 updated analysis a bStratified HR based on the univariate Cox proportional hazards model. CI is two-sided. O S (% ) HR 0.83 (95% CI, 0.58 1.18) Median OSa Hazard ratiob NR NR Ide-cel Standard regimens 0 3 6 9 12 15 18 21 24 27 30 33 4836 39 42 45 100 80 60 40 20 0 Months since randomizationPatients at risk: Ide-cel Standard regimens 225 223 212 200 185 171 165 157 139 99 71 45 41 28 13 4 0 126 123 115 109 101 89 79 73 58 44 31 23 18 11 4 3 0

KarMMa-3 Data Supports the Potential of Abecma in Earlier Lines 22 KarMMa-3 demonstrates a significantly longer and clinically meaningful improvement of PFS with ide-cel versus standard regimens in patients with early line relapse and triple-class exposed* (TCExp) RRMM across all subgroups1 51% reduction in risk of disease progression or death with ide-cel Patient-centric KarMMa-3 design allowed crossover, which confounds the OS interpretation 56% of patients in the standard regimens arm crossed over to receive ide-cel A prespecified analysis adjusting for crossover showed improved OS with ide-cel versus standard regimens Bridging therapy was suboptimal for patients with multiple high-risk features and rapidly progressing disease This highlights the importance of effective bridging therapy The safety profile of ide-cel was manageable and consistent with previous studies1-3 KarMMa-3 shows a favorable benefit-risk profile with ide-cel, and supports the use of ide-cel in patients with TCExp RRMM, a population with poor survival outcomes with conventional therapies *Patients who received an immunomodulatory agent, a PI, and an anti-monoclonal antibody

Abecma Data at ASH Reinforce Potential in Earlier Lines and Differentiated Safety Profile Encouraging phase II data in patients with suboptimal response to ASCT ORR: 87.1%; CRR: 77.4%, at 36mts PFS was 76.8% None of 8 patients with lenalidomide maintenance after ide-cel progressed These data are highly supportive of our KarMMa-9 study Heavily pretreated patients with highly significant improvement in PFS of ide-cel vs SoC OS confounded by patient-centric design that allowed crossover Patients untreated with ide-cel drove imbalance in early deaths Durable, statistically significant and clinically meaningful improvements in patient- reported outcomes Safety profile manageable and consistent with previous studies with previous studies KarMMa-2 NDMM KarMMa-3 phase III 23 Abecma continues to demonstrate significant benefit in the real-world setting with consistent efficacy and safety, despite a sicker patient population than the pivotal KarMMa trial

THANK YOU 24